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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  December 8, 1998
                                                         ----------------

                          Sierra Pacific Power Company
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                    ----------------------------------------
                    (State of incorporation or organization)


             0-508                                            88-0044418
    ------------------------                             -------------------
    (Commission File Number)                              (I.R.S. Employer
                                                         Identification No.)


            P.O. Box 10100 (6100 Neil Road), Reno, Nevada 89520-0400
            --------------------------------------------------------
            (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code:  (702) 689-4011
                                                            --------------


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Item 5.  Other Events.

         On November 27, 1996, the Registrant filed a Registration Statement on Form S-3 (No. 333-17041), as amended by a Pre-Effective Amendment No. 1 filed on December 18, 1996 (the "Registration Statement") in connection with its proposed offering of $35,000,000 of Collateralized Debt Securities. The Registration Statement was declared effective on December 20, 1997. In connection with the proposed issuance and sale from time to time of up to $35,000,000 aggregate principal amount of its Collateralized Medium-Term Notes, Series D (the "Notes"), the Registrant has prepared a supplement (the "Supplement") to the definitive prospectus contained within the Registration Statement. The Notes will be offered from time to time by the Company to or through Merrill Lynch, Pierce, Fenner & Smith Incorporated and A.G. Edwards & Sons, Inc., as agents (the "Agents"). In connection with the proposed offering and sale of the Notes, the Registrant is filing certain exhibits listed below as part of this Form 8-K, each of which is incorporated here by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         Exhibit A --      Form of Distribution Agreement for the issuance and
                           sale of the Notes.

         Exhibit B --      Form of Prospectus Supplement.

         Exhibit C --      Statement setting forth computation of ratio of
                           earnings to fixed charges.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SIERRA PACIFIC POWER COMPANY



Date:  December 8, 1998                By: /s/ Richard K. Atkinson
                                           ----------------------------
                                           Richard K. Atkinson
                                           Assistant Treasurer



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                                  EXHIBIT INDEX


      Exhibit     Document

         A Form of Distribution Agreement for the issuance and sale of the Notes.

         B        Form of Prospectus Supplement.

         C Statement setting forth computation of ratio of earnings to fixed charges.